SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) October 2, 2009
AMERICAN EXPRESS
RECEIVABLES
FINANCING
CORPORATION V LLC
on behalf of
AMERICAN EXPRESS
ISSUANCE TRUST
(as Originator of the American Express Issuance Trust)

(Exact name of registrant as specified in its charter)

Delaware	20-2007139	333-130522

(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(Commission File Number)
200 Vesey Street
Mail Stop 01-31-12
New York, New York 10285
(212) 640-2000
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)
N/A
(Former Name or Former Address, if Changed Since Last
Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01.	On October 2, 2009, American Express Issuance Trust amended its (i) Series 2005-1 Indenture Supplement, dated as of September 16, 2005, (ii) Series 2005-2 Indenture Supplement, dated as of September 16, 2005, (iii) Series 2007-1 Indenture Supplement, dated as of November 1, 2007, (iv) Series 2007-2 Indenture Supplement, dated as of November 1, 2007, (v) Series 2008-1 Indenture Supplement, dated as of April 3, 2008, and (vi) Series 2008-2 Indenture Supplement, dated as of August 7, 2008, to its Amended and Restated Indenture, dated as of November 1, 2007, with its Omnibus Amendment to Indenture Supplements, dated as of October 2, 2009. The Omnibus Amendment to Indenture Supplements is attached hereto as Exhibit 4.1.
Item 9.01.	Exhibits.
The following are filed as Exhibits to this Report under Exhibit 4.
Exhibit 4.1	Omnibus Amendment to Indenture Supplements, dated as of October 2, 2009, between American Express Issuance Trust and The Bank of New York Mellon (formerly The Bank of New York).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation V LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Anderson Y. Lee
	Name:	Anderson Y. Lee
	Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Omnibus Amendment to Indenture Supplements, dated as of October 2, 2009, between American Express Issuance Trust and The Bank of New York Mellon (formerly The Bank of New York).